                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  August 30, 1996

                                 RADIUS INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 California
           ----------------------------------------------------------
                 (State or other jurisdiction of incorporation)

     0-18690                                                    68-0101300
- ---------------                                           ----------------------
 (Commission                                                   (IRS Employer
 File Number)                                               Identification No.)

                  215 Moffett Park Drive, Sunnyvale, CA  94089
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code:  (408) 541-6100
                                                         ----------------
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     Items 5 and 7 of the Company's Current Report on Form 8-K/A are amended to read in their entirety as follows:

     ITEM 5:  OTHER EVENTS.

          On August 30, 1996, the Company entered into agreements with respect to a debt for equity exchange with its creditors. IBM Credit Corporation ("IBM Credit"), the Company's secured creditor, agreed to receive Series A Convertible Preferred Stock in satisfaction of $3.0 million of the Company's approximately $26.4 million of secured indebtedness to IBM Credit and to restructure its loan with the Company, including extension by IBM Credit of an additional advance of approximately $470,000 for making the discounted payments to unsecured creditors described below. The Company and IBM Credit entered into an amended loan agreement, anticipating a closing in early September.

     The Company's unsecured creditors with aggregate claims of approximately $47.8 million agreed to receive either shares of Common Stock or, in the case of creditors, most of which with claims of less than $50,000 ("Convenience Class Creditors), a discounted cash payment (approximately $470,000 in the aggregate) in satisfaction of such claims. While the issuance of the Series A Convertible Preferred Stock and the Common Stock did not require the approval of the Company's shareholders, an increase in the authorized number of shares of Common Stock, which was necessary to implement this plan, required shareholder approval, which approval was obtained at a special meeting of shareholders on August 27, 1996.

     Unsecured creditors have agreed to receive approximately 36,294,198 shares of Common Stock (which will represent approximately 60% of the outstanding Common Stock of the Company). The Company's secured creditor, IBM Credit, agreed to receive 750,000 shares of Series A Convertible Preferred Stock which is convertible into approximately 5,523,030 shares of Common Stock of the Company (or approximately 6,075,333 shares in certain circumstances). The unsecured creditors who agreed to receive shares of Common Stock in satisfaction of their claims also agreed to receive Rights ("Rights") to receive an aggregate of approximately 11,046,060 additional shares of the Company's Common Stock in the event that the Series A Convertible Preferred Stock is converted into Common Stock so that the number of shares of Common Stock received by such unsecured creditors continues to represent 60% of the Company's outstanding Common Stock. The Company also expects to amend its stock option plans to reserve the issuance thereunder of approximately 10% of the outstanding shares of the Company's Common Stock. Therefore, shareholders holding shares of Common Stock immediately prior to the closing of this debt-for-equity exchange ("Existing Shareholders") will represent approximately 30% of outstanding shares of Common Stock immediately after the closing. If and when the Series A Convertible Preferred Stock is converted into Common Stock, Existing Shareholders will then represent 23% of the outstanding shares of Common Stock assuming no other issuances of the Company's securities and the exercise of all stock options.

     As reported in the Company's current report on Form 8-K filed with the Commission on September 13, 1996, the debt-for-equity exchange and loan restructuring described above closed on September 13, 1996.

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     ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION.

     Set forth below is the Company's Unaudited Pro Form Consolidated Balance Sheet as of July 31, 1996 reflecting the implementation of the debt-for-equity exchange.

     The Unaudited Pro Forma Balance Sheet as of July 31, 1996 reflects (i) the settlement of approximately $47.8 million of accounts payable, accrued liabilities and customer credit balances in exchange for approximately
$470,000 in cash and approximately 36,294,198 shares of common stock;
(ii) the additional advance of approximately $470,000 from IBM Credit;
(iii) the restructuring of the IBM Credit loan and the issuance of 750,000 shares of Series A Convertible Preferred Stock to IBM Credit.

     The pro forma financial information does not purport to be indicative of the financial position that would actually have been reported had the transactions underlying the pro forma adjustments actually been consummated on such date or of the results of operations that may be reported by the Company in the future.


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                                   RADIUS INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  JULY 31, 1996
                                 (in thousands)


                                                               RADIUS INC.      PRO FORMA          TOTAL
                                                              CONSOLIDATED     ADJUSTMENTS      AS-ADJUSTED
                                                              ------------     -----------      -----------
ASSETS:
Current assets:
     Cash                                                         $  2,533          471  (B)     $  2,533
                                                                                   (471) (B)
     Accounts receivable, net                                       17,103        4,300  (C)       21,403
     Inventories                                                    15,227                         15,227
     Prepaid expenses and other current assets                         260                            260
     Income tax receivable                                             514                            514
                                                                  --------     --------          --------
          Total current assets                                      35,637        4,300           $39,937
     Property and equipment, net                                     1,455                          1,455
     Deposits and other assets                                         146                            146
                                                                  --------     --------          --------
                                                                   $37,238        4,300           $41,538
                                                                  --------     --------          --------
                                                                  --------     --------          --------

LIABILITIES, CONVERTIBLE PREFERRED STOCK,
COMMON STOCK AND ACCUMULATED DEFICIT:
Current liabilities:
     Accounts payable                                              $33,248         (471) (B)       $1,117
                                                                                 (1,466) (B)
                                                                                (30,194) (C)
     Accrued payroll and related expenses                            2,580                          2,580
     Accrued warranty costs                                            598                            598
     Other accrued liabilities                                       7,831                          7,831
     Accrued income taxes                                            1,958                          1,958
     Accrued restructuring and other charges                        15,100      (11,400) (C)        1,300
                                                                                 (2,400) (D)
     Short term borrowings                                          25,113      (23,665) (A)        1,919
                                                                                    471  (B)
     Obligation under capital leases - current portion               1,233                          1,233
                                                                  --------     --------          --------
          Total current liabilities                                 87,661      (69,125)           18,536

Obligation under capital leases - noncurrent portion                   254                            254
Long-term borrowings                                                             20,665  (A)       20,665

Convertible preferred stock and shareholders'
equity (net capital deficiency):
     Convertible preferred stock                                                  3,000  (A)        3,000

     Common Stock                                                  126,243       45,894  (C)      172,137

     Accumulated deficit                                          (176,922)       1,466  (B)     (173,056)
                                                                                  2,400  (D)
     Accumulated translation adjustment                                  2                              2
                                                                  --------     --------          --------
          Total convertible preferred stock and
          shareholder' equity (net capital deficiency)             (50,677)      52,760             2,083
                                                                  --------     --------          --------
                                                                   $37,238        4,300           $41,538
                                                                  --------     --------          --------
                                                                  --------     --------          --------


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NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET

                                                                     $000
                                                                   --------

(A)  Restructuring of the IBM Credit loan to reduce the current portion to $1,448,000 and transfer the balance to reflect
     long-term debt and the issuance of preferred stock.
             Short-term borrowings                                    1,448
             Long-term borrowings                                    20,665
             Preferred stock to be issued                             3,000
                                                                    -------
                                                                     25,113
                                                                    -------

(B)  IBM Credit advance relating to the settlement for the
     Convenience Class Creditors and the payment to such
     creditors.
             Cash settlement                                            471
             Total Convenience Class Creditors claims                 1,937
                                                                    -------
             Gain from the discounted cash payment                    1,466
                                                                    -------

(C)  Common stock issued for the settlement of unsecured
     creditors' claims and the settlement of customers
     with credit balances.  This adjustment assumes that
     carrying value of the claims settled equals the value
     of the stock issued.  The difference, to be determined,
     between the two values will not change the combined
     total of common stock and accumulated deficit.
             Customers with credit balances                           4,300
             Claims recorded in accounts payable                     30,194
             Claims recorded in the FY1995 restructuring             11,400
                                                                    -------
             Common stock issued                                     45,894
                                                                    -------

(D)  Reversal of excess 1995 restructuring reserves
     directly related to the settlement of the related
     cancellation fees accrued.                                       2,400

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                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 19, 1996


                                       RADIUS INC.

                                       By: /s/ Cherrie Fosco
                                           -----------------------------
                                           Cherrie Fosco
                                           Vice President and Controller